SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 14, 1997





                           FIRST FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


      Wisconsin                   005-35272                 39-1471963
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     (State or other       (Commission File Number)       (IRS Employer
      jurisdiction of                                      Identification No.)
      incorporation)


      1305 Main Street, Stevens Point, WI                   54481
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     (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code: (715) 341-0400
                                                          --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant.

         On May 14, 1997, First Financial Corporation (the "Company") announced that it had entered into an Agreement and Plan of Merger (the "Agreement") among Associated Banc-Corp ("Associated"), a wholly-owned subsidiary of Associated ("Merger Sub"), and the Company. Pursuant to the Agreement, the Company will merge with Merger Sub in a stock-for-stock exchange (the "Merger") and the Company will continue as the surviving corporation of the Merger. The Merger is subject to approval of Company and Associated shareholders, regulatory authorities and other customary closing conditions.

         In connection with the Agreement, Associated and the Company entered into two, separate option agreements pursuant to which the Company granted
Associated an option, and Associated granted the Company an option, each exercisable under certain circumstances, to purchase an aggregate number of newly-issued shares of common stock equal to 19.9% of the outstanding shares of the other company.

         The  Agreement  (including  exhibits  thereto)  is  attached  hereto as
Exhibit 2.1 and is incorporated by reference herein. Each of the option agreements is attached hereto as Exhibit 2.2 and 2.3, respectively, and each is incorporated by reference herein. The Company issued a press release on May 14, 1997 describing the signing of the Agreement with Associated. Such press release is filed as Exhibit 99.1 hereto.

Item 7.           Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.
         (c)      Exhibits

                  Exhibit No.       Description

                  2.1 Agreement and Plan of Merger, dated as of May 14, 1997, among First Financial Corporation, Associated Banc-Corp and Merger Sub.

                  2.2               Option Agreement, dated May 14, 1997, by and
                                    between   Associated  and  First   Financial
                                    Corporation.

                  2.3               Option Agreement, dated May 14, 1997, by and
                                    between  First  Financial   Corporation  and
                                    Associated.

                  99.1 Press Release of First Financial Corporation dated May 14, 1997.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FIRST FINANCIAL CORPORATION


Date:  May 29, 1997                             By: /s/ Thomas H. Neuschaefer
                                                   -----------------------------

                                                Name: Thomas H. Neuschaefer
                                                     ---------------------------
                                                Title: Chief Financial Officer
                                                      --------------------------

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                 EXHIBIT DESCRIPTION                                 PAGE

2.1                    Agreement  and Plan of Merger,  dated
                       as  of  May  14,  1997,  among  First
                       Financial   Corporation,   Associated
                       Banc-Corp and Merger Sub.

2.2                    Option Agreement, dated May 14, 1997,
                       by and between  Associated  and First
                       Financial Corporation.

2.3                    Option Agreement, dated May 14, 1997,
                       by  and   between   First   Financial
                       Corporation and Associated.

99.1                   Press  Release  of  First   Financial
                       Corporation dated May 14, 1997.